UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

TSCAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40603	82-5282075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

830 Winter Street

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(857) 399-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.0001 par value per share	TCRX	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2022, the Board of Directors (the “Board”) of TScan Therapeutics, Inc. (the “Company”) promoted Gavin MacBeath, Ph.D. to Chief Scientific and Operations Officer. Dr. MacBeath has served as Chief Scientific Officer of the Company since December 2018. In connection with his promotion to Chief Scientific and Operations Officer, the Board approved an increase in Dr. MacBeath’s annual base salary to $470,000.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 1, 2022, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company held its Annual Meeting to consider and vote on the two proposals set forth below, each of which is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on April 21, 2022. The final voting results are set forth below.

Proposal 1 - Election of Class I Directors

The stockholders of the Company elected Timothy Barberich and Stephen Biggar, M.D., Ph.D. as class I directors, for a three-year term ending at the annual meeting of stockholders to be held in 2025 and until his successor has been duly elected and qualified or until his earlier resignation or removal. The results of the stockholders’ vote with respect to the election of each class I director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Timothy Barberich.	7,108,777	783,662	3,619,123
Stephen Biggar, M.D., Ph.D.	7,118,532	773,907	3,619,123

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders of the Company ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain
11,510,854	425	283

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TScan Therapeutics, Inc.

Date: June 3, 2022	By:	/s/ Brian Silver
Brian Silver
Chief Financial Officer